UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2006
                                                          --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATIO
                     -------------------------------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                  0-28815                 06-1241321
         --------                  -------                 ----------
State or other Jurisdiction      (Commission             (IRS Employer
    of Incorporation)            File Number)          Identification No.)


    13  North Street, Litchfield, Connecticut                 06759
    -----------------------------------------                 -----
     (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

      Item 2.02 Results of Operations and Financial Condition.
                ----------------------------------------------

            On August 8, 2006, First Litchfield Financial Corporation (the "Company") issued a press release announcing financial results for the six months ending June 30, 2006. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Section 9. Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits.
                ----------------------------------

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Exhibits
          --------

          Exhibit Index

          Exhibit 99.1 Press Release dated August 8, 2006.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ CARROLL A. PEREIRA
                                           -----------------------
                                           Carroll A. Pereira
                                           Treasurer


Dated:  August 9, 2006


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